Exhibit 99.1
Frontier Communications Corporation (Frontier) filed its Form 10-Q for the quarter ended September 30, 2020 with the SEC on November 4, 2020. The schedules contained in this Exhibit 99.1 include supplemental information regarding Frontier’s financial results.

Non-GAAP Financial Measures

Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, EBITDA margin, Adjusted EBITDA, Adjusted EBITDA margin, operating free cash flow, adjusted operating expenses, and leverage ratio, each of which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier’s underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions, (iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation, and planning decisions and (iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations.

A reconciliation of these measures to the most comparable financial measures calculated and presented in accordance with GAAP is included in the accompanying tables. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies.

EBITDA is defined as net income (loss) less income tax expense (benefit), interest expense, investment and other income (loss), pension settlement costs, reorganization items, gains/losses on extinguishment of debt, and depreciation and amortization. EBITDA margin is calculated by dividing EBITDA by total revenue.

Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude, certain pension/OPEB expenses, restructuring costs and other charges, stock-based compensation expense, goodwill impairment charges, and certain other non-recurring items. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by total revenue.

Management uses EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance. Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments, among other factors, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures.

Adjusted net income (loss) attributable to Frontier common shareholders is defined as net income (loss) attributable to Frontier common shareholders and excludes restructuring costs and other charges, pension settlement costs, reorganization items, goodwill impairment charges, certain income tax items and the income tax effect of these items, and certain other non-recurring items. Adjusting for these items allows investors to better understand and analyze Frontier’s financial performance over the periods presented.

Management defines operating free cash flow, a non-GAAP measure, as net cash provided from operating activities less capital expenditures. Management uses operating free cash flow to assist it in comparing liquidity from period to period and to obtain a more comprehensive view of Frontier’s core operations and ability to generate cash flow. Management believes that this non-GAAP measure is useful to investors in evaluating cash available to service debt. This non-GAAP financial measure has certain shortcomings; it does not represent the residual cash flow available for discretionary expenditures, as items such as debt repayments are not deducted in determining such measure. Management compensates for these shortcomings by utilizing this non-GAAP financial measure in conjunction with the comparable GAAP financial measure.

Adjusted operating expenses is defined as operating expenses adjusted to exclude depreciation and amortization, restructuring and other charges, goodwill impairment charges, certain pension/OPEB expenses, stock-based compensation expense, and certain other non-recurring items. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s performance.

The information in this press release should be read in conjunction with the financial statements and footnotes contained in Frontier’s documents filed with the U.S. Securities and Exchange Commission.

About Frontier Communications
Frontier Communications Corporation (OTC:FTRCQ) is a leader in providing communications services to urban, suburban, and rural communities in 25 states. Frontier offers a variety of services to residential customers over its fiber-optic and copper networks, including video, high-speed internet, advanced voice, and Frontier Secure® digital protection solutions. Frontier Business offers communications solutions to small, medium, and enterprise businesses. More information about Frontier is available at www.frontier.com.

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Consolidated Financial Data

	For the quarter ended			For the nine months ended
($ in millions and shares in thousands, except per share amounts)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019

Statement of Operations Data
Revenue	$1,726	$1,801	$1,997	$5,460	$6,165

Operating expenses:
Network access expenses	226	255	307	767	963
Network related expenses	431	430	464	1,305	1,365
Selling, general and administrative expenses	404	407	445	1,255	1,346
Depreciation and amortization	392	397	422	1,204	1,360
Goodwill impairment	-	-	276	-	5,725
Loss on disposal of Northwest Operations	-	136	30	160	414
Restructuring costs and other charges	3	36	27	87	86
Total operating expenses	1,456	1,661	1,971	4,778	11,259

Operating income (loss)	270	140	26	682	(5,094)

Investment and other loss, net	(14)	(20)	(10)	(29)	(28)
Pension settlement costs	-	(56)	-	(159)	-
Loss on early extinguishment of debt	-	-	-	-	(20)
Reorganization items, net	(131)	(142)	-	(273)	-
Interest expense (contractual interest for the three and nine months ended September 30, 2020 were $372 million and $1,116 million, respectively)	(121)	(160)	(382)	(664)	(1,144)

Income (Loss) before income taxes	4	(238)	(366)	(443)	(6,286)
Income tax benefit	(11)	(57)	(21)	(91)	(537)

Net income (loss)	15	(181)	(345)	(352)	(5,749)

Weighted average shares outstanding - basic	104,526	104,525	104,135	104,460	104,031
Weighted average shares outstanding - diluted	104,866	104,525	104,135	104,460	104,031

Basic and diluted net earnings (loss) per common share	$0.14	$(1.73)	$(3.31)	$(3.37)	$(55.26)

Other Financial Data:
Capital expenditures	$314	$225	$318	$825	$898

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Financial Data for Remaining Properties  (Excluding Northwest Operations)

Note: The following table presents disaggregation of revenue for the operations located in the remaining 25 states (“Remaining Properties”) after excluding the Northwest Operations (“Northwest Ops”) through the date of sale from the Consolidated Company’s results. See Schedule D for a reconciliation to the Total Company Results.

	For the quarter ended			For the nine months ended
	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
($ in millions)

Selected Statement of Operations Data
Revenue:
Data and Internet services	$838	$849	$851	$2,542	$2,624
Voice services	500	509	574	1,538	1,760
Video services	186	197	233	595	737
Other	103	105	106	316	330
Revenue from contracts with customers	1,627	1,660	1,764	4,991	5,451
Subsidy and other revenue	99	94	85	277	259
Total revenue	$1,726	$1,754	$1,849	$5,268	$5,710

Other Financial Data
Revenue:
Consumer	$859	$874	$943	$2,627	$2,908
Commercial	768	786	821	2,364	2,543
Revenue from contracts with customers	1,627	1,660	1,764	4,991	5,451
Subsidy and other revenue	99	94	85	277	259
Total revenue	$1,726	$1,754	$1,849	$5,268	$5,710

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Operating Data for Remaining Properties  (Excluding Northwest Operations)

Note: The following table presents operating metrics for the operations located in the remaining 25 states (“Remaining Properties”) after excluding the Northwest Operations (“Northwest Ops”) through the date of sale from the Consolidated Company’s results. See Schedule E for a reconciliation to the Total Company Results.

	As of or for the three months ended				As of or for the nine months ended
	September 30, 2020	June 30, 2020	December 31, 2019	September 30, 2019	September 30, 2020	September 30, 2019

Consumer customer metrics
Customers (in thousands)	3,305	3,341	3,412	3,471	3,305	3,471
Net customer additions (losses)	(36)	(32)	(58)	(83)	(107)	(231)
Average monthly consumer revenue per customer	$86.19	$86.68	$89.45	$89.45	$86.95	$89.94
Customer monthly churn	1.81%	1.63%	1.95%	2.27%	1.76%	2.16%

Broadband subscriber metrics
Broadband subscribers (in thousands)	3,119	3,142	3,211	3,250	3,119	3,250
Net subscriber additions (losses)	(23)	(41)	(38)	(65)	(92)	(167)

Video (excl. DISH) subscriber metrics
Video subscribers (in thousands)	518	560	631	667	518	667
Net subscriber additions (losses)	(42)	(34)	(36)	(38)	(113)	(133)

DISH subscriber metrics
DISH subscribers (in thousands)	139	144	156	163	139	163
Net subscriber additions (losses)	(5)	(5)	(7)	(8)	(17)	(22)

Employees	16,302	16,420	17,367	18,182	16,302	18,182

Frontier Communications Corporation
(Debtor-In-Possession)
Condensed Consolidated Balance Sheet Data

	(unaudited)
($ in millions)	September 30, 2020	December 31, 2019

ASSETS
Current assets:
Cash and cash equivalents	$1,767	$760
Accounts receivable, net	562	629
Assets held for sale	-	1,401
Other current assets	309	247
Total current assets	2,638	3,037

Property, plant and equipment, net	12,858	12,963
Other assets	1,291	1,488
Total assets	$16,787	$17,488

LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
Long-term debt due within one year	$5,701	$994
Liabilities held for sale	-	123
Accounts payable and other current liabilities	1,411	1,687
Total current liabilities	7,112	2,804

Deferred income taxes and other liabilities	3,014	2,770
Liabilities subject to compromise	11,587	-
Long-term debt	-	16,308
Equity (deficit)	(4,926)	(4,394)
Total liabilities and equity (deficit)	$16,787	$17,488

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Consolidated Cash Flow Data

	For the nine months ended
($ in millions)	September 30, 2020	September 30, 2019

Cash flows provided from (used by) operating activities:
Net loss	$(352)	$(5,749)
Adjustments to reconcile net loss to net cash provided from (used by) operating activities:
Depreciation and amortization	1,204	1,360
Loss on extinguishment of debt	-	20
Pension settlement costs	159	-
Stock-based compensation expense	3	10
Amortization of deferred financing costs	13	23
Non-cash reorganization items, net	85	-
Other adjustments	3	2
Deferred income taxes	(100)	(541)
Goodwill impairment	-	5,725
Loss on disposal of Northwest Operations	160	414
Change in accounts receivable	63	17
Change in accounts payable and other liabilities	334	(153)
Change in prepaid expenses, income taxes, and other assets	(80)	(25)
Net cash provided from operating activities	1,492	1,103

Cash flows provided from (used by) investing activities:
Capital expenditures	(825)	(898)
Proceeds from sale of Northwest Operations	1,131	-
Proceeds on sale of assets	7	76
Other	2	2
Net cash provided from (used by) investing activities	315	(820)

Cash flows provided from (used by) financing activities:
Long-term debt payments	(5)	(2,003)
Proceeds from long-term debt borrowings	-	1,650
Proceeds from revolving debt	-	949
Repayment of revolving debt	(749)	(475)
Financing costs paid	(19)	(44)
Finance lease obligation payments	(18)	(26)
Other	-	(5)
Net cash provided from (used by) financing activities	(791)	46

Increase (Decrease) in cash, cash equivalents, and restricted cash	1,016	329
Cash, cash equivalents, and restricted cash at January 1,	809	404

Cash, cash equivalents, and restricted cash at September 30,	$1,825	$733

Supplemental cash flow information:
Cash paid during the period for:
Interest	$548	$1,208
Income tax payments, net	$6	$5
Reorganization items, net	$134	$-

SCHEDULE A

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Financial Data for Remaining Properties  (Excluding Northwest Operations)
Reconciliation of Non-GAAP Financial Measures

Note: The following table presents Non-GAAP Measures for the operations located in the remaining 25 states (“Remaining Properties”) after excluding the Northwest Operations (“Northwest Ops”) through the date of sale from the Consolidated Company’s results. See Schedule F for a reconciliation to the Total Company Results.

	For the quarter ended			For the nine months ended
($ in millions)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019

Net income (loss)	$15	$(210)	$(444)	$(478)	$(5,989)
Add back (subtract):
Income tax benefit	(11)	(57)	(21)	(91)	(537)
Interest expense	121	160	382	664	1,144
Investment and other loss, net	14	20	10	29	28
Pension settlement costs	-	56	-	159	-
Loss on extinguishment of debt	-	-	-	-	20
Reorganization items, net	131	142	-	273	-
Operating income (loss)	270	111	(73)	556	(5,334)

Depreciation and amortization	392	397	422	1,204	1,300
EBITDA	$662	$508	$349	$1,760	$(4,034)

Add back:
Pension/OPEB expense	24	23	20	70	59
Restructuring costs and other charges	3	36	27	87	84
Stock-based compensation expense	1	1	3	3	10
Storm-related insurance proceeds	-	(1)	-	(1)	(1)
Goodwill impairment	-	-	276	-	5,725
Loss on disposal of Northwest Operations	-	136	30	160	414
Adjusted EBITDA	$690	$703	$705	$2,079	$2,257

EBITDA margin	38.4%	29.0%	18.9%	33.4%	-70.6%
Adjusted EBITDA margin	40.0%	40.1%	38.1%	39.5%	39.5%

SCHEDULE B

Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Total Consolidated Operations

	For the quarter ended						For the nine months ended
	September 30, 2020		June 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
($ in millions, except per share amounts)	Net Income (Loss)	Basic Earnings (Loss) Per Share	Net Income (Loss)	Basic Earnings (Loss) Per Share	Net Income (Loss)	Basic Earnings (Loss) Per Share	Net Income (Loss)	Basic Earnings (Loss) Per Share	Net Income (Loss)	Basic Earnings (Loss) Per Share

Net income (loss) attributable to
Frontier common shareholders	$15	$0.14	$(181)	$(1.73)	$(345)	$(3.31)	$(352)	$(3.37)	$(5,749)	$(55.26)

Restructuring costs and other charges	3		36		27		87		86
Pension settlement costs	-		56		-		159		-
Reorganization items, net	131		142		-		273		-
Loss on extinguishment of debt	-		-		-		-		20
Goodwill impairment	-		-		276		-		5,725
Loss on disposal of Northwest Operations	-		136		30		160		414
Storm-related insurance proceeds	-		(1)		-		(1)		(1)
Certain other tax items (1)	(15)		(33)		2		(35)		119
Income tax effect on above items:
Restructuring costs and other charges	(1)		(12)		(6)		(23)		(19)
Pension settlement costs	-		(12)		-		(37)		-
Reorganization items, net	(24)		(22)		-		(46)		-
Loss on extinguishment of debt	-		-		-		-		(4)
Goodwill impairment	-		-		-		-		(524)
Loss on disposal of business	-		(36)		-		(36)		-
	$94	$0.90	$254	$2.43	$329	$3.16	$501	$4.80	$5,816	$55.91
Adjusted net income (loss) attributable to
Frontier common shareholders(2)	$109	$1.04	$73	$0.70	$(16)	$(0.15)	$149	$1.43	$67	$0.64

(1) Includes impact arising from federal research and development credits, changes in certain deferred tax balances, state tax law changes, state filing method change, and the net impact of uncertain tax positions.
(2) Adjusted net income (loss) attributable to Frontier common shareholders may not sum due to rounding.

SCHEDULE C

 Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Remaining Properties  (Excluding Northwest Operations)

Note: The following table presents Non-GAAP Measures for the operations located in the remaining 25 states (“Remaining Properties”) after excluding the Northwest Operations (“Northwest Ops”) through the date of sale from the Consolidated Company’s results. See Schedule G for a reconciliation to the Total Company Results.

	For the quarter ended			For the nine months ended
($ in millions)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019

Adjusted Operating Expenses

Total operating expenses	$1,456	$1,643	$1,922	$4,712	$11,044

Subtract:
Depreciation and amortization	392	397	422	1,204	1,300
Goodwill impairment	-	-	276	-	5,725
Loss on disposal of Northwest Operations	-	136	30	160	414
Pension/OPEB expense	24	23	20	70	59
Restructuring costs and other charges	3	36	27	87	84
Stock-based compensation expense	1	1	3	3	10
Storm-related insurance proceeds	-	(1)	-	(1)	(1)
Adjusted operating expenses	$1,036	$1,051	$1,144	$3,189	$3,453

SCHEDULE D
 Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Financial Results for Remaining Properties (Excluding Northwest Operations)
	For the three months ended
	September 30, 2020			June 30, 2020			September 30, 2019
($ in millions)	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Data and Internet services	$838	$-	$838	$874	$25	$849	$928	$77	$851
Voice services	500	-	500	523	14	509	621	47	574
Video services	186	-	186	200	3	197	244	11	233
Other	103	-	103	108	3	105	113	7	106
Revenue from contracts with customers	1,627	-	1,627	1,705	45	1,660	1,906	142	1,764
Subsidy revenue	99	-	99	96	2	94	91	6	85
Revenue	1,726	-	1,726	1,801	47	1,754	1,997	148	1,849

Operating expenses (3):
Network access expenses	226	-	226	255	4	251	307	12	295
Network related expenses	431	-	431	430	7	423	464	20	444
Selling, general and administrative expenses	404	-	404	407	7	400	445	17	428
Depreciation and amortization	392	-	392	397	-	397	422	-	422
Goodwill impairment	-	-	-	-	-	-	276	-	276
Loss on disposal of Northwest Operations	-	-	-	136	-	136	30	-	30
Restructuring costs and other charges	3	-	3	36	-	36	27	-	27
Total operating expenses	1,456	-	1,456	1,661	18	1,643	1,971	49	1,922

Operating income (loss)	270	-	270	140	29	111	26	99	(73)

Consumer	$859	$-	$859	$899	$25	$874	$1,024	$81	$943
Commercial	768	-	768	806	20	786	882	61	821
Revenue from contracts with customers	1,627	-	1,627	1,705	45	1,660	1,906	142	1,764
Subsidy revenue	99	-	99	96	2	94	91	6	85
Total revenue	$1,726	$-	$1,726	$1,801	$47	$1,754	$1,997	$148	$1,849

	For the nine months ended
	September 30, 2020			September 30, 2019
	Consolidated	Northwest	Remaining	Consolidated	Northwest	Remaining
($ in millions)	Frontier	Ops (1)	Properties	Frontier	Ops (2)	Properties

Data and Internet services	$2,644	$102	$2,542	$2,858	$234	$2,624
Voice services	1,595	57	1,538	1,900	140	1,760
Video services	608	13	595	772	35	737
Other	328	12	316	357	27	330
Revenue from contracts with customers	5,175	184	4,991	5,887	436	5,451
Subsidy revenue	285	8	277	278	19	259
Revenue	5,460	192	5,268	6,165	455	5,710

Operating expenses (3):
Network access expenses	767	14	753	963	40	923
Network related expenses	1,305	26	1,279	1,365	59	1,306
Selling, general and administrative expenses	1,255	26	1,229	1,346	54	1,292
Depreciation and amortization	1,204	-	1,204	1,360	60	1,300
Goodwill impairment	-	-	-	5,725	-	5,725
Loss on disposal of Northwest Operations	160	-	160	414	-	414
Restructuring costs and other charges	87	-	87	86	2	84
Total operating expenses	4,778	66	4,712	11,259	215	11,044

Operating income (loss)	682	126	556	(5,094)	240	(5,334)

Consumer	$2,729	$102	$2,627	$3,151	$243	$2,908
Commercial	2,446	82	2,364	2,736	193	2,543
Revenue from contracts with customers	5,175	184	4,991	5,887	436	5,451
Subsidy revenue	285	8	277	278	19	259
Total revenue	$5,460	$192	$5,268	$6,165	$455	$5,710

(1) Amounts represent the financial results of our Northwest Operations for the one and four month periods ended April 30, 2020.
(2) Amounts represent the financial results of our Northwest Operations for the three and nine months ended September 30, 2019.
(3) Operating expenses for Northwest Ops do not include allocated expenses which are included in operating expenses for our Remaining Properties.

SCHEDULE E
 Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Operating Data for Remaining Properties  (Excluding Northwest Operations)
	As of or for the three months ended
	September 30, 2020			June 30, 2020			December 31, 2019			September 30, 2019
	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties
Customers (in thousands)	3,620	N/A	N/A	3,664	N/A	N/A	4,118	N/A	N/A	4,193	N/A	N/A

Consumer customer metrics
Customers (in thousands)	3,305	-	3,305	3,341	-	3,341	3,747	335	3,412	3,812	341	3,471
Net customer additions (losses)	(36)	-	(36)	(362)	(330)	(32)	(64)	(6)	(58)	(90)	(7)	(83)
Average monthly consumer revenue per customer	$86.19	N/A	$86.19	$85.01	$76.74	$86.68	$88.40	$77.74	$89.45	$88.45	$78.25	$89.45
Customer monthly churn	1.81%	N/A	1.81%	1.63%	1.51%	1.63%	1.93%	1.66%	1.95%	2.24%	1.95%	2.27%

Commercial customer metrics
Customers (in thousands)	315	N/A	N/A	323	N/A	N/A	371	N/A	N/A	381	N/A	N/A

Broadband subscriber metrics
Broadband subscribers (in thousands)	3,119	-	3,119	3,142	-	3,142	3,513	302	3,211	3,555	305	3,250
Net subscriber additions (losses)	(23)	-	(23)	(338)	(297)	(41)	(42)	(4)	(38)	(71)	(6)	(65)

Video (excl. DISH) subscriber metrics
Video subscribers - in thousands)	518	-	518	560	-	560	660	29	631	698	31	667
Net subscriber additions (losses)	(42)	-	(42)	(61)	(27)	(34)	(38)	(2)	(36)	(40)	(2)	(38)

DISH subscriber metrics
DISH subscribers (in thousands)	139	-	139	144	-	144	173	17	156	181	18	163
Net subscriber additions (losses)	(5)	-	(5)	(21)	(16)	(5)	(8)	(1)	(7)	(9)	(1)	(8)

Employees	16,302	-	16,302	16,420	-	16,420	18,317	950	17,367	19,132	950	18,182

	As of or for the nine months ended
	September 30, 2020			September 30, 2019
	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties
Customers (in thousands)	3,620	N/A	N/A	4,193	N/A	N/A

Consumer customer metrics
Customers (in thousands)	3,305	-	3,305	3,812	341	3,471
Net customer additions (losses)	(442)	(335)	(107)	(248)	(17)	(231)
Average monthly consumer revenue per customer	$86.53	$76.74	$86.95	$88.79	$77.05	$89.94
Customer monthly churn	1.75%	1.51%	1.76%	2.12%	1.77%	2.16%

Commercial customer metrics
Customers (in thousands)	315	N/A	N/A	381	N/A	N/A

Broadband subscriber metrics
Broadband subscribers (in thousands)	3,119	-	3,119	3,555	305	3,250
Net subscriber additions (losses)	(394)	(302)	(92)	(180)	(13)	(167)

Video (excl. DISH) subscriber metrics
Video subscribers - in thousands)	518	-	518	698	31	667
Net subscriber additions (losses)	(142)	(29)	(113)	(140)	(7)	(133)

DISH subscriber metrics
DISH subscribers (in thousands)	139	-	139	181	18	163
Net subscriber additions (losses)	(34)	(17)	(17)	(24)	(2)	(22)

Employees	16,302	-	16,302	19,132	950	18,182

SCHEDULE F
 Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Remaining Properties (Excluding Northwest Operations)
	For the three months ended
	September 30, 2020			June 30, 2020			September 30, 2019
($ in millions)	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Net income (loss)	$15	$-	$15	$(181)	$29	$(210)	$(345)	$99	$(444)
Add back (subtract):
Income tax expense (benefit)	(11)	-	(11)	(57)	-	(57)	(21)	-	(21)
Interest expense	121	-	121	160	-	160	382	-	382
Investment and other (income) loss, net	14	-	14	20	-	20	10	-	10
Pension settlement costs	-	-	-	56	-	56	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	-	-	-	-
Reorganization items, net	131	-	131	142	-	142	-	-	-
Operating income (loss)	270	-	270	140	29	111	26	99	(73)

Depreciation and amortization	392	-	392	397	-	397	422	-	422
EBITDA	662	-	662	537	29	508	448	99	349

Add back:
Pension/OPEB expense	24	-	24	23	-	23	20	-	20
Restructuring costs and other charges	3	-	3	36	-	36	27	-	27
Stock-based compensation expense	1	-	1	1	-	1	3	-	3
Storm-related insurance proceeds	-	-	-	(1)	-	(1)	-	-	-
Goodwill impairment	-	-	-	-	-	-	276	-	276
Loss on disposal of Northwest Operations	-	-	-	136	-	136	30	-	30
Adjusted EBITDA	$690	$-	$690	$732	$29	$703	$804	$99	$705

Free Cash Flow

Net cash provided from operating activities	$542	N/A	N/A	$473	N/A	N/A	$246	N/A	N/A
Capital expenditures	(314)	N/A	N/A	(225)	N/A	N/A	(318)	N/A	N/A
Operating free cash flow	$228	N/A	N/A	$248	N/A	N/A	$(72)	N/A	N/A

	For the nine months ended
	September 30, 2020			September 30, 2019
($ in millions)	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Net income (loss)	$(352)	$126	$(478)	$(5,749)	$240	$(5,989)
Add back (subtract):
Income tax benefit	(91)	-	(91)	(537)	-	(537)
Interest expense	664	-	664	1,144	-	1,144
Investment and other loss, net	29	-	29	28	-	28
Pension settlement costs	159	-	159	-	-	-
Loss on extinguishment of debt	-	-	-	20	-	20
Reorganization items, net	273	-	273	-	-	-
Operating income (loss)	682	126	556	(5,094)	240	(5,334)

Depreciation and amortization	1,204	-	1,204	1,360	60	1,300
EBITDA	1,886	126	1,760	(3,734)	300	(4,034)

Add back:
Pension/OPEB expense	70	-	70	59	-	59
Restructuring costs and other charges	87	-	87	86	2	84
Stock-based compensation expense	3	-	3	10	-	10
Storm-related insurance proceeds	(1)	-	(1)	(1)	-	(1)
Goodwill impairment	-	-	-	5,725	-	5,725
Loss on disposal of Northwest Operations	160	-	160	414	-	414
Adjusted EBITDA	$2,205	$126	$2,079	$2,559	$302	$2,257

Free Cash Flow

Net cash provided from operating activities	$1,492	N/A	N/A	$1,103	N/A	N/A
Capital expenditures	(825)	N/A	N/A	(898)	N/A	N/A
Operating free cash flow	$667	N/A	N/A	$205	N/A	N/A

(1) Amounts represent the financial results of our Northwest Operations for the one month and four month period ended April 30, 2020. Net loss does not include impact of income taxes and interest expense.
(2) Amounts represent the financial results of our Northwest Operations for the three and nine months ended September 30, 2019. Net loss does not include the impact of income taxes and interest expense.

SCHEDULE G
 Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Remaining Properties (Excluding Northwest Operations)
	For the three months ended
	September 30, 2020			June 30, 2020			September 30, 2019
($ in millions)	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Adjusted Operating Expenses

Total operating expenses (3)	$1,456	$-	$1,456	$1,661	$18	$1,643	$1,971	$49	$1,922

Subtract:
Depreciation and amortization	392	-	392	397	-	397	422	-	422
Goodwill impairment	-	-	-	-	-	-	276	-	276
Loss on disposal of Northwest Operations	-	-	-	136	-	136	30	-	30
Pension/OPEB expense	24	-	24	23	-	23	20	-	20
Restructuring costs and other charges	3	-	3	36	-	36	27	-	27
Stock-based compensation expense	1	-	1	1	-	1	3	-	3
Storm-related insurance proceeds	-	-	-	(1)	-	(1)	-	-	-
Adjusted operating expenses	$1,036	$-	$1,036	$1,069	$18	$1,051	$1,193	$49	$1,144

	For the nine months ended
	September 30, 2020			September 30, 2019
($ in millions)	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Adjusted Operating Expenses

Total operating expenses (3)	$4,778	$66	$4,712	$11,259	$215	$11,044

Subtract:
Depreciation and amortization	1,204	-	1,204	1,360	60	1,300
Goodwill impairment	-	-	-	5,725	-	5,725
Loss on disposal of Northwest Operations	160	-	160	414	-	414
Pension/OPEB expense	70	-	70	59	-	59
Restructuring costs and other charges	87	-	87	86	2	84
Stock-based compensation expense	3	-	3	10	-	10
Storm-related insurance proceeds	(1)	-	(1)	(1)	-	(1)
Adjusted operating expenses	$3,255	$66	$3,189	$3,606	$153	$3,453

(1) Amounts represent the financial results of our Northwest Operations for the one month and four month period ended April 30, 2020.
(2) Amounts represent the financial results of our Northwest Operations for the three and nine months ended September 30, 2019.
(3) Operating expenses for Northwest Ops do not include allocated expenses which are included in operating expenses for our Remaining Properties.